UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): December 7, 2010 (December 1, 2010)

CELL THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, Washington 98119

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 282-7100

Not applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information provided pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing or other document filed by Cell Therapeutics, Inc. (the “Company”) pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document. The information provided pursuant to this Item 7.01 shall instead be deemed “furnished.”

An English translation of the Company’s listing prospectus (the “Registration Document”) related to the registration of the Company’s common stock as required by the Commissione Nazionale per la Società e la Borsa (“CONSOB”) is furnished and not filed pursuant to Item 7.01 as Exhibit 99.1 hereto. An English translation of the Company’s notice regarding the publication of the Registration Document is furnished and not filed pursuant to Item 7.01 as Exhibit 99.2 hereto.

Item 8.01 Other Events.

On December 2, 2010, the Company published the Registration Document in Italy. The Company initially filed the Registration Document with CONSOB on September 24, 2010 and on December 1, 2010, the Company received a notice from CONSOB communicating approval to publish the Registration Document. The Registration Document is effective for one year from the date of CONSOB’s approval and the Company may use it to register its securities on the Italian stock market. On December 3, 2010, the Company published a notice announcing the publication of the Registration Document in Italy.

Italian laws, rules and regulations governing the issuance and sale of securities in Italy differ from those in the United States. As a result, certain disclosures made in the Registration Document are not required under the laws, rules and regulations of the United States. For example, CONSOB required the Company to disclose certain financial information in the Registration Document that are not required in the United States, and CONSOB does not require such financial information to be audited or independently reviewed.

The Registration Document contains forward-looking statements that are based on the Company’s expectations regarding, among other things, the Company, the growth of its business, its financial performance and the development of industry the Company operates. Since these forward-looking statements reflect the Company’s estimates regarding future events, they involve a number of risks and uncertainties, the outcome of which could materially and/or adversely affect future results and/or the trading price of the Company’s securities. Therefore, no undue reliance should be placed on any forward-looking statements contained in the Registration Document as the statements speak only as of the date on which such statements were made. In evaluating these forward-looking statements, investors should also consider the risk factors described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including, without limitation, the Company’s most recent filings on Forms 10-K, 10-Q and 8-K. Except as may be required by law, the Company does not intend to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Registration Document of Cell Therapeutics, Inc. (English translation).

99.2	Notice, dated December 3, 2010, entitled “Notice Concerning the Publication of the Registration Document of Cell Therapeutics, Inc.” (English translation).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL THERAPEUTICS, INC.

Date: December 7, 2010	By:	/s/ James A. Bianco
James A. Bianco, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Registration Document of Cell Therapeutics, Inc. (English translation).

99.2	Notice, dated December 3, 2010 entitled “Notice Concerning the Publication of the Registration Document of Cell Therapeutics, Inc.” (English translation).